EXHIBIT 10.5

SECOND AMENDED AND RESTATED JOINT ADDENDUM TO SECURITY AGREEMENT (DEPOSIT ACCOUNTS) AND SECURITY AGREEMENT (SECURITIES ACCOUNT)

THIS SECOND AMENDED AND RESTATED JOINT ADDENDUM, dated as of April 17, 2009, is attached to and made a part of that certain (i) Security Agreement: Securities Account executed by SUNPOWER CORPORATION ("Debtor") in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), dated as of March 18, 2008 (the "Securities Agreement") and Amended and Restated Security Agreement (Deposit Accounts) executed by SUNPOWER CORPORATION ("Debtor") in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), dated as of April 17, 2009 (the “Deposit Agreement”), and amends and restates the Amended and Restated Addendum to the Securities Agreement dated as of May 19, 2008.  The Securities Agreement and the Deposit Agreement are referred to collectively as the “Agreement.”  Capitalized terms used herein and not defined in the Agreement shall have the respective meanings ascribed to them in the Credit Agreement as defined below

The following provisions are hereby incorporated into the Agreement:

1.           Securities Account Activity.  So long as no Event of Default exists, Debtor, or any party authorized by Debtor to act with respect to the Securities Account, may (a) receive payments of interest and/or cash dividends earned on financial assets maintained in the Securities Account, (b) subject to the limitations in this Addendum (and, unless and until Bank sends notice pursuant to Section 3.3 of the Securities Account Control Agreement dated March 18, 2008, notwithstanding any provision to the contrary in said Securities Account Control Agreement), withdraw Collateral, and (c) trade financial assets maintained in the Securities Account.  Without Bank's prior written consent, except as permitted by the preceding sentence, neither Debtor nor any party other than Bank may withdraw or receive any distribution of any Collateral from the Securities Account.

2.           Required Collateral Value.  Debtor shall at all times maintain the Required Collateral Value.  The “Required Collateral Value” means the aggregate of:

(a)  with respect to L/C Line Exposure arising from Dollar-denominated Letters of Credit, (i) Dollars in the U.S. Deposit Account and/or assets in the Securities Account with a Collateral Value, in either case, equal to 100% of such Exposure, and/or (ii) the Dollar Equivalent Amount of Approved Currency (other than Dollars) in the Multi-currency Accounts and/or assets in the Securities Account with a Collateral Value equal to 110% of such Exposure to the extent not covered by Dollars or assets as described in clause (i) hereof; and

(b)  with respect to L/C Line Exposure arising from Approved Currency (other than Dollar)-denominated Letters of Credit, (i) Approved Currency (of the same type as the Letter(s) of Credit giving rise to the L/C Line Exposure) in the Multi-currency Accounts equal to 100% of such Exposure, and/or (ii)  other Approved Currency in the Multi-currency Accounts, Dollars in the U.S Deposit Account and/or assets in the Securities Account with a Collateral Value, in all cases, equal to 110% of the aggregate Dollar Equivalent Amount of such Exposure to the extent not covered by Approved Currency in the Multi-currency Accounts as described in clause (i) hereof.

In determining the Required Collateral Value, (x) Dollars in the U.S. Deposit Account shall be applied first to L/C Line Exposure arising from Dollar-denominated Letters of Credit, (y) Applicable Currency (other than Dollars) in the Multi-currency Accounts shall be applied first to

L/C Line Exposure arising from Letters of Credit denominated in such Applicable Currency, and (z) no asset (whether Dollars, any other Applicable Currency or assets in the Securities Account) shall be counted more than once.  Further, Debtor understands that Bank will not consider the Collateral Value of the Securities Account unless and until Debtor has at least the Dollar Equivalent Amount of $100,000,000.00 in the U.S. Deposit Account and/or the Multi-currency Accounts.  If the $100,000,000.00 balance condition in the preceding sentence is satisfied and the Required Collateral Value, for any reason and at any month end (as reflected in the monthly Securities Account statement issued by Wells Capital Management Incorporated) is less than the amount required hereunder, Debtor shall, within 3 business days after Bank’s demand, deposit additional assets of a nature satisfactory to Bank into the Securities Account, Dollars into the U.S. Deposit Account and/or other Approved Currency into the Multi-currency Accounts, in any case in amounts or with values sufficient to achieve the Required Collateral Value.  So long as the Required Collateral Value is satisfied by balances maintained in the U.S. Deposit Account and/or the Multi-currency Accounts, Debtor shall have no obligation to maintain Collateral in the Securities Account.

3.           ”Collateral Value" means the percentage set forth below of the lower of the face or market value, or the lower of the face or redemption value, as appropriate, for each type of investment property held in the Securities Account at the time of computation, with such value and the classification of any particular investment property in all instances determined by Bank in its sole discretion, and excluding from such computation all WF Securities and Collective Investment Funds.  Notwithstanding the foregoing, Bank shall exclude from the determination of Collateral Value, at Bank's sole discretion (a) any stock with a market value of $10.00 or less, and (b) all investment property from an issuer if Bank determines such issuer to be ineligible:

Listed Money Market (MM)	95%
U.S. Government Bills, Notes and Bonds and U.S. Government sponsored agency securities with maturities =/< 5 years	90%
U.S. Government Bills, Notes and Bonds and U.S. Government sponsored agency securities with maturities > 5 years, but =/< 10 years	85%
U.S. Government Bills, Notes and Bonds and U.S. Government sponsored agency securities with maturities > 10 years	80%
High Grade Corporate or Municipal Bonds/Notes (AAA/Aaa, AA/Aa, SP-1) with maturities =/< 5 years	85%
High Grade Corporate or Municipal Bonds/Notes (AAA/Aaa, AA/Aa, SP-1) with maturities > 5 years, but =/< 10 years	80%
High Grade Corporate or Municipal Bonds/Notes (AAA/Aaa, AA/Aa, SP-1) with maturities > 10 years	75%
Intermediate Grade Corporate or Municipal Bonds/Notes (A, Baa, BBB, SP-2) with maturities =/< 5 years	75%
Intermediate Grade Corporate or Municipal Bonds/Notes (A, Baa, BBB, SP-2) with maturities > 5 years, but =/< 10 years	70%
Intermediate Grade Corporate or Municipal Bonds/Notes (A, Baa, BBB, SP-2) with maturities > 10 years	65%
A1 and P1 Graded Commercial Paper	85%
MUTUAL FUNDS:
Short Term Corporate Taxable Bond	90%
Short Term Municipal Bond	90%
Short Term U.S. Taxable Bond	90%

Intermediate Term Municipal Bond	85%
Intermediate Term Corporate Taxable Bond	85%
Intermediate U.S. Taxable Bond	85%
General U.S. Taxable Bond	80%
Long Term U.S. Taxable Bond	80%
Long Term Corporate Taxable Bond	75%
General Municipal or Insured All Maturities or Single State Bonds	75%

4.           Exclusion from Collateral.  Notwithstanding anything herein to the contrary, the terms "Collateral" and "Proceeds" do not include, and Bank disclaims a security interest in, all WF Securities and Collective Investment Funds now or hereafter maintained in the Securities Account.

5.           "Collective Investment Funds" means collective investment funds as described in 12 CFR 9.18 and includes, without limitation, common trust funds maintained by Bank for the exclusive use of its fiduciary clients.

6.           "WF Securities" means stock, securities or obligations of Wells Fargo & Company or of any affiliate thereof (as the term affiliate is defined in Section 23A of the Federal Reserve Act (12 USC 371(c), as amended from time to time).

7.           Limitation on Indebtedness.  Notwithstanding anything in this Agreement to the contrary, the obligations secured hereby are limited to all present and future Indebtedness of Debtor to Bank arising under or in connection with the Letter of Credit Line and all Letters of Credit issued thereunder, as such terms are defined in a Credit Agreement dated as of March 20, 2009 between Bank and Debtor (as amended, extended or renewed – the “Credit Agreement”).

8.           Events of Default.  The occurrence of any of the following shall constitute an "Event of Default" under this Agreement: (a) any defined event of default, under the Credit Agreement, as defined above; (b) any representation or warranty made by Debtor herein shall prove to be incorrect, false or misleading in any material respect when made; (c) Debtor shall fail to observe or perform any obligation or agreement contained herein; or (d) any impairment of the rights of Bank in any Collateral or Proceeds, or any attachment or like levy on any Collateral or Proceeds.

IN WITNESS WHEREOF, this Addendum has been executed as of the date indicated above.

SUNPOWER CORPORATION	WELLS FARGO BANK, NATIONAL ASSOCIATION
/s/Dennis V. Arriola	/s/ Matthew A. Servatius

Title SVP & CFO	Title Vice President